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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our reports dated January 25, 2001, relating to the financial statements and the financial statement schedule, which appear in ChipPAC's Annual Report on Form 10-K for the year ended December 31, 2000. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP

San Jose, California
January 24, 2001